Stockholder Update April 2022 Exhibit 99.3

Sub-Header: Enter your optional sub-heading here Section Header (used to create Tab Pages and Table of Contents) 1 Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. Disclaimer This Presentation (this “Presentation”) is being made in connection with a potential offering and transaction (collectively, the“Business Combination”) between Armada Acquisition Corp. I (“Armada”) and Rezolve Ltd. (“Rezolve”). Any photocopying, disclosure, reproduction or alteration of the contents of this Presentation or any portion of this Presentation other than as expressly authorized by Armada and Rezolve is unauthorized and is prohibited. This Presentation and its contents shall not be used for any purpose other than as expressly authorized by Armada and Rezolve. No Representations and Warranties This Presentation is for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential investment in Armada relating to the potential Business Combination and for not other purpose. The recipient acknowledges that this Presentation does not purport to contain all of the information that may be required to evaluate a possible investment decision, including to subscribe for any securities in any jurisdiction, with respect to Armada. The recipient agrees and acknowledges that this Presentation does not constitute investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by Armada or Rezolve or any of their respective affiliates, directors, officers, employees oradvisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible transaction between Armada and Rezolve and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Armada and Rezolve disclaim any duty to update the information contained in this Presentation. Forward-Looking Statements This Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1996. Armada’s and Rezolve’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Armada’s and Rezolve’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Armada’s registration statement on Form S-1, filed with the U.S. Securities and Exchange Commission (the “SEC”), on July 2, 2021, and the amendments thereto (File No. 333-257692). In addition, there will be risks and uncertainties described in the proxy statement relating to the business combination, which is expected to be filed by Armada and/or Rezolve with the SEC and other documents filed by Armada and/or Rezolve from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside Armada’s and Rezolve’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability to complete the Business Combination, including due to the inability to concurrently close the business combination and the private placement of securities of Armada or due to failure to obtain approval of the stockholders of Armada or higher than expected redemptions by Armada’s stockholders in connection with the business combination; (2) delays in obtaining, adverse conditions contained in, or the inability to obtain any necessary regulatory approvals or complete regular reviews required to complete the Business Combination; (3) the outcome of any legal proceedings that may be instituted against Armada or Rezolve following the announcement of the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (5) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (6) costs related to the Business Combination; (7) changes in the applicable laws or regulations; (8) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; (9) the impact of the global COVID-19 pandemic; and (10) other risks and uncertainties indicated from time to time described in Armada ’s registration on Form S-1, including those under “Risk Factors” therein or in the proxy statement that will be filed by Armada with the SEC. Armada and Rezolve caution that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. Neither Armada nor Rezolve undertakes or accepts any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. All information set forth herein speaks only as of the date hereof in the case of information about Armada and Rezolve or the date of such information in the case of information from persons other than Rezolve and Armada, and Armada and Rezolve expressly disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Presentation or to reflect any changes in their expectations or any change in events, conditions or circumstances on which any statement is based. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Armada and Rezolve will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Industry and Market Data In this Presentation, Armada and Rezolve rely on and refer to publicly available information and statistics regarding market participants in the sectors in which Rezolve competes and other industry data. Any comparison of Rezolve to the industry or to any of its competitors is based on this publicly available information and statistics and such comparisons assume the reliability of the information available to Rezolve. Rezolve obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While Rezolve believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Neither Rezolve nor Armada has independently verified the information provided by the third-party sources.

Disclaimer Sub-Header: Enter your optional sub-heading here Section Header (used to create Tab Pages and Table of Contents) 2 Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. Financial and Other Information The financial information contained in this Presentation has been taken from or prepared based on the historical financial statements of Rezolve for the periods presented. An audit of these financial statements is in process. Accordingly, such financial information and data may not be included in, may be adjusted in or may be presented differently in any registration statement or proxy statement to be filed with the SEC by Armada or Rezolve in connection with the Business Combination. Rezolve has not yet completed its closing procedures for the period ended June 30, 2021. This Presentation contains certain estimated preliminary financial results and key operating metrics for the period ended June 30, 2021.This information is preliminary and subject to change. As such, Rezolve’s actual results may differ from the estimated preliminary results presented here and will not be finalized until Rezolve completes its year-end accounting procedures. Certain Financial Measures This Presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such as EBITDA and EBITDA less Capex. These non-GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Rezolve believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about Rezolve. Rezolve’s management uses forward-looking non-GAAP measures to evaluate Rezolve’s projected financials and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents, including that they exclude significant expenses that are required by GAAP to be recorded in Rezolve’s financial measures. In addition, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, Rezolve’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Forecasts and Illustrative Scenarios This Presentation contains information with respect to Rezolve’s projected results. This forecast is based on currently available information and Rezolve estimates as of the date of this presentation. None of Armada, Rezolve nor any independent auditors have audited, or performed any procedures with respect to any information for the purpose of its inclusion in this Presentation, and, accordingly, none of them express an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Rezolve does not undertake any commitment to update or revise any such information, whether as a result of new information, future events or otherwise. The assumptions and estimates underlying the above-referenced information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such information. While all financial projections, estimates and targets are necessarily speculative, Armada and Rezolve believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Private Placement The securities to which this Presentation relates have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. This Presentation relates to securities that Armada (or its successor) intends to offer in reliance on exemptions from the registration requirements of the Securities Act and other applicable laws. These exemptions apply to offers and sales of securities that do not involve a public offering. The securities have not been approved or recommended by any federal, state or foreign securities authorities, nor have any of these authorities passed upon the merits of this offering or determined that this Presentation is accurate or complete. Any representation to the contrary is a criminal offense. Changes and Additional Information in connection with SEC Filing The information in this Presentation has not been reviewed by the SEC and certain information, such as the financial measures referenced above, may not comply in certain respects with SEC rules. As a result, the information in the registration statement that Rezolve intends to file and the proxy statement that Armada (or its respective successor) or Rezolve intends to file in connection with the potential Business Combination may differ from this Presentation to comply with SEC rules. The registration statement/proxy statement and those other documents will include substantial additional information about Rezolve and its business that is not contained in this Presentation. Once filed, the information about Rezolve and its business in the registration statement/proxy statement will update and supersede the information included in this Presentation. Participants in Solicitation Armada and Rezolve and their respective directors and executive officers under SEC rules may be deemed to be participants in the solicitation of proxies of Armada’s stockholders in connection with the proposed Business Combination. Investors and security holders of Armada are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC in their entirety when they become available because they will contain important information about the proposed Business Combination. Conflicts of Interests Stephen Herbert and Douglas Lurio are Armada's Chief Executive Officer and President, respectively, and members of Armada's board of directors. Each of Messrs. Herbert and Lurio holds shares of Armada and are also managing members of Armada's sponsor, Armada Sponsor LLC. Cantor Fitzgerald & Co. (“CF&CO”) has been engaged by Armada as a placement agent and arranger in connection with any financing raised by Armada in connection with the potential Business Combination, and in connection therewith, CF&CO may be entitled to receive fees from Armada in connection therewith in the event the Business Combination is consummated. Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, (“Cohen”) has been engaged by Armada as a placement agent and arranger in connection with any financing raised by Armada in connection with the potential Business Combination, and in connection therewith, Cohen may be entitled to receive fees from Armada in connection therewith in the event a Business Combination is consummated. Additionally, Cohen is an affiliate of a passive member of Armada's Sponsor.

Today’s Presenters Sub-Header: Enter your optional sub-heading here Section Header (used to create Tab Pages and Table of Contents) 3 Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. Dan Wagner Rezolve Chairman & CEO Marcel Reichart Rezolve Investor Relations Stephen Herbert Armada Chairman & CEO Douglas M. Lurio Armada President & Director

Sub-Header: Enter your optional sub-heading here Section Header (used to create Tab Pages and Table of Contents) 4 Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. Armada Acquisition Corp. I Armada Acquisition Corp. I (“Armada”), a publicly traded company (NASDAQ: AACIU), raised $150 million pursuant to its IPO on August 17, 2021 to acquire target within the FinTech sector with an estimated enterprise value $500 million - $1 billion ACQUISITION CRITERIA ü Is at an inflection point, such as requiring additional management expertise, and able to accelerate growth and financial performance through differentiated business models ü Expected to continue organic growth post acquisition (over 100% per year) through application of technology and creation of enterprise turnkey solution ü Has a leading or niche market position and demonstrates advantages when compared to competitors ü Strong and experienced public-ready management team or provides a platform to assemble an effective management team ü Potential to attract public investors and research coverage ü Can benefit from being a public company, with access to broader capital markets, to achieve the business’s growth strategy ü Generates significant recurring revenues (SaaS Model) with at least 40-55% gross margin and has low customer churn Stephen Herbert Chairman Global, B2B Chairman CEO, innovator, and investor within the IoT and unattended, mobile, and contactless payments sectors. Director, Chairman & CEO, USA Technologies, Inc. (now Cantaloupe, Inc., NASDAQ: CTLP), a leading integrated payments company. Ten years at PepsiCo, Inc. (Nasdaq: PEP), held positions in market strategy, operations, sales and marketing. Douglas Lurio President and Director General Counsel of USA Technologies, Inc. (now Cantaloupe, Inc., NASDAQ: CTLP), a leading integrated payments company, for 29 years from start-up founding in 1991 until April 2020. Served as USAT Director from 1999 to 2012 and as corporate Secretary from 2012 to April 2020. Former securities and corporate law partner of Dilworth Paxson law firm. Founder and current President of Lurio & Associates, P.C. law firm.

Assumptions: $4.2M of cash on the balance sheet as of 9/30/2021. No debt. 200.5M pro forma shares outstanding at $10.00 per common share Assumes zero redemptions from the cash in trust. Excludes interest earned in the trust. SPAC cash amount subject to change depending on the actual interest earned in the trust Excludes 7.50M warrants held by public shareholders. All warrants have a strike price of $11.50 per common share Convertible note assumes a $7.00 conversion price and a 5.0% coupon for a 6-month duration Sub-Header: Enter your optional sub-heading here Section Header (used to create Tab Pages and Table of Contents) 5 Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. Transaction Overview Transaction Highlights Pro Forma Ownership Implied Sources & Uses Pro Forma Valuation $1,851M Enterprise Valuation to Market 8.4x 2022E Revenue of $219MM 3.8x 2023E Revenue $486MM Implied pre-money market capitalization of $1,750M Implied pro forma market capitalization of $2,005M $154.7M of cash held on the pro forma balance sheet Rezolve shareholders rolling 100% of their equity and will own a pro forma equity ownership of 87.3% Armada will receive 2 board seats Pro Forma Ownership 1 1 2 3 2 3 4 5 4 5

Business Overview Financial Overview Appendix Agenda 1 2 3

Business Overview

Rezolve is the “Intel Inside” of mobile engagement that enables the transformation of interactions between consumers and merchants

Rezolve at a Glance Rezolve is a mobile commerce and engagement platform that enables retailers, brands, media, telecoms and banks to deliver rich and engaging mobile experiences to consumers Section Header (used to create Tab Pages and Table of Contents) 6 Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. Premium Industry Agreements A global, sophisticated enterprise SaaS commerce platform designed from the ground up specifically for mobile engagement Solving the consumer engagement journey for merchants, brands and others Industry agreements with a combined global reach of over 20mm merchants and over 1bn consumers Successful pilot and market entry with 2022E Revenue of $219mm Capital efficient with path to significant scale $219mm 2022E Revenue 2021E Total Transactions 169k 2021E Total Merchants $726 2022E ARPU(1) 90%+ Gross Retention Rate 7mm (2) (2) (2) (2) (3) (4) (4) ___________________________ Note: Financials based on management plan, per U.S. GAAP. 1. ARPU calculated as total revenue / total merchants. 2. Represents current premium agreements. 3. Represents current premium agreements and customers. 4. Represents customers in trial. Updated 2021 metrics per revised model

Sub-Header: Enter your optional sub-heading here Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. Rezolve ‘Triggers’ Drive Instant Transaction Opportunities 7 Triggers Prompt Devices To Wake Up Driving Instant Transactions on a Consumer’s Device General: Location sensitive: Offers and promotions nearby, navigate to the location Instant engagement: Buy or get more information directly from any form of advertising or directly from posters in shop windows Events: e-Ticketing and Access Control: Tickets are electronically delivered to their handset to enable secure and streamlined access control Pre-Order Queue-Busting: Enable supporters to pre-order food, beverage and merchandise from their seat Quick Service Restaurants: Stay at Table or Reserve: Scan advert or menu, order items, pay and either pick up at counter or have delivered to table Buy and Fly: Pick up items, scan, buy, bag, leave Retail: Fast Checkout: Consumers can scan products, bag and exit the store without waiting in line Expanding Walls: Broader selection of products than available in a store (e.g., furniture and clothing) can be sold from a display wall Merchant Creates Engagement Through Rezolve Dashboard Location Audio Image Beacon QR Code Touch Merchants interact with customers in proximity QR codes re-invented Near-proximity beacons Watermarks in broadcast and streaming media Touch links and buttons Watermarks in posters, advertising, product labels and merchandise

Rezolve Revenue Model and Agreement-Driven Go-To-Market Strategy Rezolve generates revenue by charging merchants and brands for activations and transactions, driven by key strategic agreements Section Header (used to create Tab Pages and Table of Contents) 8 Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. Activation Revenue Transaction Revenue 1 2 + SaaS-based (annual, monthly, or daily fee) Creating a GeoZone Inserting a watermark in an image or audio file Activating a beacon Transaction-based (per transaction fee) Commerce: Instant Buy (1% of transaction value) CRM: Instant Act (~$0.40 per transaction) Premium Agreements Delivers proprietary technology with minimal code added to any mobile app Transforms user engagement Drives increased sales for merchants Retains ~42.5% - 70% of total revenue generated(1) Provide access to large merchant and consumer bases Deliver increased global reach Counterpart gains new revenue opportunities Retains ~30% - 57.5% of total revenue generated(1) ___________________________ 1. Revenue share arrangements dependent on individual industry agreements.

Rezolve Provides Value to Merchants Rezolve is empowering merchants and brands with the ‘last mile’ of consumer engagement Section Header (used to create Tab Pages and Table of Contents) 9 Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. The Current Consumer Engagement Journey Expensive, eroding margins Limited consumer engagement Lacks spontaneity Consumers maintain engagement with merchant / brand without navigating to third-party search / site Delivers instantaneous checkout and reduces friction in purchase processing Provides ‘last mile’ consumer engagement while maintaining brand affinity Optimizes advertising spend with targeted engagement Reduction of current traditional intermediary costs Historical Engagement Current Engagement

Business Model Drives Adoption and Scale 10 ___________________________ Source: Footnotes. Compelling, Attractive, Scaling Financial Model Self-reinforcing network Low customer retention cost Increasing Margin SaaS and Transaction-based revenues Rapid Growth Number of Users Innovative Go-to-Market Model “Winner Take All” Opportunity Retailer Traction / Channel Path to Mass Consumer Adoption Number of Merchants (in thousands) (in thousands) 90%+ Gross Retention Rates(1) ___________________________ Note: Financials based on management plan, per U.S. GAAP. Based on end of year estimates. 1. Retention rates are calculated based upon the number of new, cancelled and recurring merchants. Projected retention rate is based on Guangdong province, reporting 100% in Q1-Q3 2021. Updated number of users and merchants per revised model

Sub-Header: Enter your optional sub-heading here Section Header (used to create Tab Pages and Table of Contents) Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. Opportunity Represents a Significant Total Addressable Market 11 Long-Term Global Opportunity Explosion in Mobile Usage Mainstream Adoption of Mobile Payments Continued Growth in Worldwide Retail Sales + + = Long-Term Industry Tailwinds Estimated for 1% Rezolve transaction fees on $25trn of global retail sales in 2021(4) Market growing to $30trn in 2025 at a 5% CAGR(4) Instant Buy Estimated for Global Search Advertising Spending in 2023(2) (3) Market growing to $211bn in 2025 at a 4% CAGR(2) (3) Instant Act Estimated as Global Location Based Advertising Spend in 2020(1) Market growing to $523bn in 2027 at a 48.7% CAGR(1) Rezolve GeoZones Estimated Total Addressable Market of $478bn ___________________________ 1. Global Industry Analysts: Global Location Based Advertising Industry Report. 2. Statista: Digital Market Outlook. 3. Finaria: Global Search Advertising Report. 4. eMarketer: Global Ecommerce Forecast 2021.

Rezolve Focused on Scaling in China and Further Agreements Sub-Header: Enter your optional sub-heading here Section Header (used to create Tab Pages and Table of Contents) 12 Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. Formation Phase and Mexico Pilot China Pilot and Initial Rollout Scaling China and Further Agreements Apr 2016 Company founded in the UK Dec 2019 Lotte Mart rolls out Rezolve Inside as part of Lotte Group Engagement Oct 2017 to Oct 2018 China specific development Sep 2017 Mexico market paused to focus on UnionPay. Mexican stats extremely encouraging Sep 2020 UnionPay commences roll out with over ~130k merchants signed in the first nine months Jan 2021 Signed agreement and opening in India with access to potentially 3mm merchants and 100mm consumers 2016 2017 2018 2019 2020 May 2017 Mexico app launched for tollways Jul 2017 UnionPay Agreement Signed Oct 2017 UnionPay app strategy and roadmap defined Nov 2018 Initial China Pilot 2019 Main China Pilot Dec 2019 TataCliq pilots Rezolve Inside as part of Tata Group Engagement Nov 2020 Signed agreement with Fiserv, rolling out in EMEA in December 2020 Jun 2021 Successful launch in Taiwan 2021 Sep 2021 Renewed contract with Unionpay and scaled up to 130k merchants ___________________________ Note: Financials based on management plan, per U.S. GAAP. 1. Annualized based on June 2021 Revenue of $2mm. 2. 2021E Revenue includes $10mm in Taiwan retail revenue subject to audit gross revenue recognition. Updated FY21 revenue and number of merchants for Dec 2021

___________________________ Source: Footnotes. Rezolve Delivers Instant Salesware 13 Go Local Browse Scan Shop Order And find offers nearby Through products both online and offline Where you see the logo Effortlessly With confidence Core Capabilities Customer loyalty Mobile vouchering Data insights Retailer ePoS / Back office Mobile Payments Ability to pay on / offline

Rezolve Solves Consumer Engagement Across Many Use Cases Sub-Header: Enter your optional sub-heading here Section Header (used to create Tab Pages and Table of Contents) 14 Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. Use Case Pain Points Retail Brands Media Telco’s and Banks Fragmented consumer experience between the offline and online world Engage instantly with consumers and drive traffic to physical retail stores Overcome offline-to-online & online-to-offline challenges Limited connectivity to end consumer with little data insight Minimal consumer engagement and monetization from advertising Low consumer retention within ecosystem given complicated mobile experience Allows brand owners to collect insight into their customers Brings brands closer to their consumers Broadcast (Radio and TV): audio triggers to instantly engage with consumers Print: direct engagement with monetization on pages to improve visibility into consumer interactions Enhances Telco carrier billings and brings new service revenue streams Enables Banks to connect consumer with merchants

See Rezolve in Action Sub-Header: Enter your optional sub-heading here Section Header (used to create Tab Pages and Table of Contents) 15 Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes.

Agreement SDKs & Portals Server and Security Internationalization IP Rezolve AI Network (RAIN) Consumer Engagements Technical Delivery Data Robust Technology Stack A sophisticated, comprehensive and scalable technology platform Section Header (used to create Tab Pages and Table of Contents) 16 Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. SDK, reference apps, documentation, Dashboards Cloud SaaS. SOA for scale & load. International PCI DSS Level 1 for security Language, local address & currency; Regulatory; local checkout, retail T&Cs, tax & data jurisdictions Trademarks granted, Patents pending Facilitates merchant onboarding and Rezolve Mall delivery without integration Pre-Transaction, Transactional and Post Transaction Professional services, documentation, developer tools and portal Operational analytics & insights. Consumer behavior, consumer profiling

Consumer Adoption through Global Agreements Sub-Header: Enter your optional sub-heading here Section Header (used to create Tab Pages and Table of Contents) 17 Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. 2024E Total Merchants / Users Agreement Initiated Key Agreements China Europe India East Asia(1) LatAm September 2020 In final contract negotiations December 2020 January 2021 July 2021 Additional Regional Expansion 917k Merchants 3mm Users 53k Merchants 31k Merchants 2mm Users North America Brazil Australia Agreement to be announced Plan to launch and opportunity deemed promising Will be launched with respective distribution agreements ___________________________ Note: Financials based on management plan, per U.S. GAAP. 1. East Asia region includes Taiwan. Updated 2024E number of merchants / users

Navigated by an Experienced and Visionary Management Team



Dan Wagner
Founder, Chairman & CEO

- Founded Rezolve in 2016
- Founded MAID in 1984, which later floated on the LSE and Nasdaq in 1994 and 1995 under the name Dialog, through which Dan became one of the youngest CEOs of a public company



Sunder Madakshira
CEO, India

- Has 26+ years of experience in senior roles in sales and marketing
- Previously, served as marketing head for Adobe and prior to that role, held various senior positions with EdgeVerve, SAP, Harman, Infosys, Wipro and Unilever



Richard Burchill
CFO

- Has 20+ years of experience as a qualified accountant and corporate finance executive
- Served as Finance Director of Arcadia and held responsibilities as Director of the main operating board, Deputy CFO, Group Treasurer and headed payments as well as held 40+ directorships



Dr. Salman Ahmad
Chief Technology Officer

- Brings more than 20 years of combined experience in mobile software technology and applications, as well as web and server technologies
- Previously, Salman was the CTO and co-founder of Kenja Corp



Peter Vesco
CRO & GM, EMEA

- Has 20+ years of experience in the digital, financial, mobile services and information technology sectors
- Previously, served as the CEO of ClickandBuy



Reuben Pandian
Chief Product Officer

- Over 26 years of experience across industries in marketing, product management, sales operations and supply chain
- Previously, served as Chief Omni Channel & Strategic Alliance Officer with the Tata group



Arthur Yao
GM, China

- Has 20+ years of experience as a chief executive, management consultant, advisor and technology innovator
- Previously, served as CEO of CN2Pay



Urmee Khan
Global Head of Communication

- Spent 15 years as a journalist before working as content ship director for Business Insider with global brands such as BlackRock and Rolex
- Former CNN, BBC, Daily Telegraph correspondent

18

rezolve® instant salesware

Expand sales direct and indirect sales capabilities, drive dynamic customer segmentation capabilities, introduce analytics to improve customer insights and improve customer lifetime value High incremental customer retention at +90%(1) through targeted marketing while extracting organic price increases Enhance/expand platform with added functionality including live event notifications, dynamic coupons, further personalization and personal experiences and ML and AI layer to drive recommendation engine Further penetrate customer base and shift into other types of agreements (e.g. with media companies) Capitalize on global growth momentum in the U.S., Canada, LatAm, Brazil, broader Europe and Australia Multiple Avenues to Sustain the Growth Momentum Sub-Header: Enter your optional sub-heading here Section Header (used to create Tab Pages and Table of Contents) 19 Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. Organic Growth Win New Customers & Enhance CLTV for Existing Customers Enhance Product Features Upsell / Cross-Sell Enter New Geographies ___________________________ Note: Financials based on management plan, per U.S. GAAP. 1. Retention rates are calculated based upon the number of new, cancelled and recurring merchants. Projected retention rate is based on Guangdong province, reporting 100% in Q1-Q3 2021.

Financial Overview

Rezolve’s Financial Highlights 20 ___________________________ Source: Footnotes. Revenue(1) Dynamic Operating Leverage(2) Retention Rates and ARPU ($ in millions) ($ in millions) Agreements and transaction-based model reduces OpEx requirements as business scales Negative EBITDA driven by customer acquisitions and market expansion 2024E gross profit margin and EBITDA margin expands to >50% and 21%, respectively Business model execution based on pilot success and built up merchant base Additional revenue streams and agreements opportunity scaling Geographic expansion and diversity 2022E-2024E CAGR: 119% ARPU(4) Retention Rates(3) ___________________________ Note: Financials based on management plan, per U.S. GAAP. 1. Revenue displayed as net revenue. 2. Refer to non-GAAP EBITDA reconciliation in the Appendix. 3. Retention rates are calculated based upon the number of new, cancelled and recurring merchants. Projected retention rate is based on Guangdong province, reporting 100% in Q1-Q3 2021. 4. ARPU calculated as total revenue / total merchants. Updated all numbers per revised model Counsel to sign off on language of footnote 3 EBITDA OpEx as % of Revenue

Review of Forward KPIs Forecasts 7 million users from eight distributors and 1 million merchants, with ~169k merchants as of the end of Dec 2021 Section Header (used to create Tab Pages and Table of Contents) 21 Enter your text here Line 2 Line 3 Line 4 % Penetration Number of Users Number of Merchants % Penetration (in thousands) 2024E 2024E (in thousands) ___________________________ Note: Financials based on management plan, per U.S. GAAP. 1. Potential Users include company estimates for 2024E users in India of 80mm, LatAm of 30mm, and other regions of 128mm. 2. Potential Merchants include company estimates for 2024E merchant populations in China of 14mm, UK of 210k, Germany of 450k, and Other regions of 3mm. Updated number of users / merchants per revised model

Revenue Diversification and Operating Expense Detail Revenue growth and diversification is supported by investments in product development, additional agreements, and corporate expenses Financial Overview 22 ___________________________ Source: Footnotes. Operating Expense Detail Increasing operating leverage as the business scales R&D growth driven by investments in new product and feature development Ongoing S&M effort with continued focuses on new agreements and marketing support of existing merchant base and churn management ($ in millions) % of Total OpEx 42% 52% 6% 35% of rev ___________________________ Note: Financials based on management plan, per U.S. GAAP. 1. Revenue displayed as net revenue. Other revenue is composed of annual user charges, watermark revenue, Taiwan e-tailing revenue and revenue from media company advertising. Revenue(1) Diversification Near term revenue composition comprised of Geozone revenue Greater revenue diversification achieved as transaction revenue and affiliate revenue continue to grow Gross profit margin expands from 34% in 2022 to 52% in 2024E, driven by revenue mix shift % of Total Revenue 11% 12% 62% 15% Updated all numbers per revised model $1,050

Introducing the Selected Comparables Universe Rezolve sits in the middle of high growth payments, e-commerce enablement and marketing technology 23 ___________________________ Source: Footnotes. E-Commerce enablement coupled with consumer engagement for merchants Large and underserved market opportunity with numerous industry tailwinds Mix of SaaS-based and transaction-based revenue Technology focused with visionary management team High-growth, highly scalable business model High-Growth Payments E-Commerce Enablement Marketing Technology

Valuation Benchmarking Enter your text here Line 2 Line 3 Line 4 ___________________________ Source: Footnotes. High-Growth Payments(1) High-Growth MarTech EV / ’22E Rev EV / ’23E Rev ’22E Rev Growth ’23E Rev Growth EV / ’22E Rev / ’22E Rev Growth EV / ’23E Rev / ’23E Rev Growth E-Commerce Enablement 24 Source: FactSet as of 4/4/2021 ~36% discount to comps median ~63% discount to comps median ~92% discount to comps median ~90% discount to comps median

Financial Overview ___________________________ Source: Footnotes. Rezolve’s Investment Highlights Solving numerous pain points in a large global market 25 Proprietary technology is a barrier to entry Experienced and visionary management team Large revenue and growth potential Provides the missing connectivity layer in payments Large and underserved market provides a significant growth opportunity Significant market momentum Sophisticated e-Commerce and mobile technology stack China UnionPay, Fiserv, MobiKwik, Tata, Lotte, Chunghwa Telekom Deep industry and operational expertise to drive performance Attractive and scalable business model Forecasting $1bn+ in revenue by 2024E, representing substantial YoY growth(1) ___________________________ Note: Financials based on management plan, per U.S. GAAP. Current premium agreements: China UnionPay, Fiserv, Mobikwik; Current premium agreements and customers: Chunghwa; Customers in trial: Tata, Lotte 1. See “Summary of Management Plan” and “Disclaimer – Forecasts and Illustrative Scenarios” for additional information. High quality launch Agreements

Appendix

Summary of Management Plan Financial Overview 26 ___________________________ Note: Financials based on management plan, per U.S. GAAP. Totals may vary due to rounding. 1. Please refer to the company growth plan for further details on agreements and customers. ($ in millions) Management Projections 2022E 2023E 2024E Transaction Revenue 6 39 126 GeoZone Revenue 124 269 651 Affiliate Revenue 48 102 159 Other Revenue 41 76 114 Total Revenue $219 $486 $1,050 % Growth 167% 121% 116% COGS 146 300 500 % of Revenue 66% 62% 48% Gross Profit 74 186 551 % of Revenue 34% 38% 52% S&M Expense 77 111 171 R&D Expense 9 13 19 G&A Expense 23 45 138 Total Opex 108 169 327 % of Revenue 49% 35% 31% EBITDA ($34) $17 $223 % of Revenue (16%) 4% 21% Capex 5 4 2 % of Revenue 2% 1% 0% EBITDA – Capex ($39) $13 $221 % of Revenue (18%) 3% 21% Commentary Transaction and GeoZone fees expected to comprise over two-thirds of revenue in the projection period Revenue growth underpinned by merchant and users additions as the Company signs new agreements Expected to add five retail agreements through 2022(1) Material revenue inflection in 2023 as agreements ramp user engagement Sales and Marketing comprises the main expense item (in S&M and COGS) as the company co-invests alongside agreements to roll product in projection period Margin increase supported by operating leverage, upfront R&D investments and attractive unit economics Management plan does not assume additional capital from transaction beyond the secured PIPE and convertible commitments, excluding transaction fees Updated all numbers per revised model Counsel to sign off on last bullet

Non-GAAP Reconciliation Sub-Header: Enter your optional sub-heading here Financial Overview 27 Enter your text here Line 2 Line 3 Line 4 ___________________________ Note: Financials based on management plan. Totals may vary due to rounding. ($ in millions) Reconciliation of Net Income (Loss) to EBITDA 2022E 2023E 2024E EBITDA ($34) $17 $223 Depreciation & Amortization ($1) ($2) ($3) Interest - - - Tax Charge $8 ($3) ($49) Net Income (loss) ($27) $12 $172 Updated all numbers per revised model

___________________________ Source: Footnotes. Rezolve Revenue Detail 28 Transaction Fees GeoZone Revenue Affiliate Revenue 2024E Revenue Composition Description Assumed Fee Model Fees on “shoppable” advertisements that drive user engagement $0.10 - $0.30 per shoppable advertising transaction, based on minimums up to an assumed average basket value $126mm in transaction fees 12% of total revenue Daily subscription fees on GeoZones $1.40 - $2.00 paid by merchants per day to access Rezolve shoppers, based on size of geozone and in market pricing $651mm in geozone revenue 62% of total revenue Users make purchases in local shopping malls through the Rezolve app $0.10 paid for purchases through Rezolve, based on minimums up to an assumed average basket value of $10 $159mm in affiliate revenue 15% of total revenue ___________________________ Note: Financials based on management plan, per U.S. GAAP. Remaining 11% of 2024E revenue, totaling $114mm, is composed of annual user charges, watermark revenue, Taiwan e-tailing revenue and revenue from media company advertising. Updated 2024E revenue composition per revised model

Risk Factors 29 All references to “Rezolve,” “Company,” “we,” “us” or “our” refer to Rezolve, Ltd. and its business. The risks presented below are certain of the general risks related to the business of the Company, and such list is not exhaustive. The list below has been prepared solely for purposes of the private placement transaction, and solely for potential private placement investors, and not for any other purpose. You should carefully consider these risks and uncertainties, together with the information in the Company’s consolidated financial statements and related notes, and should carry out your own diligence and consult with your own financial and legal advisors concerning the risks and suitability of an investment in this offering before making an investment decision. Risks relating to the business of the Company will be disclosed in future documents filed or furnished by the Company and Armada Acquisition Corp. I (the “SPAC”) with the United States Securities and Exchange Commission (“SEC”), including the documents filed or furnished in connection with the proposed transactions between the Company and SPAC. The risks presented in such filings will be consistent with those that would be required for a public company in its SEC filings, including with respect to the business and securities of the Company and SPAC and the proposed transactions between the Company and SPAC, and may differ significantly from, and be more extensive than, those presented below. Risks Related to Rezolve’s Business and Industry Rezolve’s assumptions about the size and timing of Rezolve’s market opportunity for its products and services is based in part, on third-party survey data and reports, and Rezolve’s assumptions about the portion of such market opportunity that Rezolve can capture and the timing thereof. There is no assurance that such assumptions are reasonable or will materialize or that such data and reports are reasonable. Rezolve is dependent on several key relationships; if one of those relationships change our business may be materially adversely affected. Rezolve has incurred significant losses since inception, and it expects to incur losses in the future. Rezolve may not be able to achieve or maintain profitability. Rezolve may not be able to compete successfully in the highly competitive sales industry. The severity and duration of the COVID-19 pandemic, the COVID-19 pandemic’s impact on global economies, governmental responses to the COVID-19 pandemic, and similar public health emergencies in the future could result in adverse consequences on Rezolve’s business operations and financial results. Rezolve’s business is subject to a wide variety of extensive and evolving laws and regulations in a multitude of jurisdictions, which may negatively impact its ability to provide cost-effective services in some locations. There may be changes in legal, regulatory and compliance requirements related to Rezolve’s products and services that could result in adverse consequences to Rezolve’s business operations and financial results. Rezolve may need substantial future funding to finance operations, and there is no assurance that Rezolve will be able to obtain such financing on acceptable terms or at all. Product liability and warranty claims could result in adverse consequences to Rezolve’s business operations and financial results. Rezolve may not be able to protect proprietary intellectual property rights. Rezolve relies on its management team and other key employees and will need additional personnel to grow its business, and the loss of one or more key employees or its inability to hire, integrate, train and retain qualified personnel, including members for its board of directors, could harm its business and result in Rezolve losing the innovation, collaboration and focus that contributes to its business. Rezolve may be unable to prevent cyber intrusions and mitigate cyber risks, and a cyber-based attack on Rezolve’s information technology systems or those of third-party technology providers could disrupt Rezolve’s ability to deliver services to customers and could lead to increased overhead costs, decreased sales and harm to Rezolve’s reputation. As part of Rezolve’s growth strategy, Rezolve may engage in future acquisitions that could disrupt its business and have an adverse impact on its financial operations. The audit of Rezolve’ fiscal year 2019 and 2020 financial statements is not yet complete and will be its first audit conducted under the Public Company Accounting Oversight Board standards. In connection with its audit, Rezolve may find material weaknesses and/or significant deficiencies in its internal control over financing reporting. Rezolve currently has a large proportion of its sales in China derived from its contractual arrangements with China UnionPay. In the event that the geopolitical climate with China deteriorates this could impact on the ability of Rezolve to benefit from sales in China. Changes in Chinese regulation could impact on the ability of Rezolve to carry on its business as currently conducted in China. China UnionPay or other large merchant and or other agreements may introduce or change policies, strategies or terms which could adversely impact the arrangements it has with Rezolve and subsequently adversely impact the company’s business and financial projections. There is no guarantee that consumer uptake or utilization of the Rezolve products will be achieved as anticipated and this would adversely impact on the performance of Rezolve. In the event that the amount raised in the proposed offering is lower than the levels specified and/or funding received later than indicated in this presentation then Rezolve is unlikely to be able to realize its financial and business plans as set out in this presentation. ___________________________ Source: Footnotes.

Risk Factors (Cont’d) 30 ___________________________ Source: Footnotes. Risks Related to the SPAC’s Securities If the benefits of the Business Combination do not meet the expectations of investors or securities analysts, the market price of the SPAC’s securities may decline, either before or after the closing of the Business Combination. The combined entity will incur significant increased expenses and administrative burden as a public company, and the combined entity may not be able to maintain an effective system of disclosure controls and internal control over financial reporting, each of which could have an adverse effect on its business, financial condition and results of operations. There can be no assurance that the combined Company’s common stock will be approved for listing on The Nasdaq Stock Market or other national exchange or that the Combined Company will be able to comply with the continued listing standards of The Nasdaq Stock Market or other national exchange. The combined company’s failure to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act that will be applicable to it after the business combination is consummated could have a material adverse effect on its business. An active trading market for the SPAC’s shares may not be available on a consistent basis to provide shareholders with adequate liquidity. The stock price may be extremely volatile, and shareholders could lose a significant part of their investment. The SPAC’s shares may fail to meet the continued listing standards of the Nasdaq Capital Market (“Nasdaq”), and additional shares may not be approved for listing on Nasdaq. Because Rezolve has no current plans to pay cash dividends for the foreseeable future, you may not receive any return on investment unless you sell your shares for a price greater than that which you paid for them. If, following the transaction, securities or industry analysts do not publish or cease publishing research or reports about Rezolve, its business, or its market, or if they change their recommendations regarding Rezolve’s securities adversely, the price and trading volume of Rezolve’s securities could decline. Risks Related to the SPAC and the Business Combination Directors of the SPAC have potential conflicts of interest in recommending that the SPAC’s shareholders vote in favor of the adoption of the merger agreement and the business combination, and approval of the other proposals to be described in the proxy statement/prospectus. The SPAC may, in accordance with their terms, redeem unexpired SPAC warrants prior to their exercise at a time that is disadvantageous to holders of SPAC warrants. The SPAC’s founders, directors, officers, advisors and their affiliates may elect to purchase the SPAC’s Class A ordinary shares or SPAC warrants from public shareholders, which may influence the vote on the Business Combination and reduce the public “float” of the SPAC’s shares. The SPAC’s sponsor has agreed to vote in favor of the business combination, regardless of how the SPAC’s public shareholders vote. Even if the SPAC consummates the business combination, there can be no assurance that the SPAC’s public warrants will be in the money during their exercise period, and they may expire worthless. The ability of the SPAC’s shareholders to exercise redemption rights with respect to a large number of outstanding SPAC shares could increase the probability that the business combination will not occur. The Business Combination is subject to conditions, including certain conditions that may not be satisfied on a timely basis, if at all. The SPAC’s board has not obtained and does not currently intend to obtain a third-party valuation or financial opinion in determining whether to proceed with the business combination. Current SPAC shareholders will own a smaller proportion of the post-closing company than they currently own of the SPAC’s ordinary shares. In addition, following the closing of the business combination, the SPAC may issue additional shares or other equity securities without the approval of its shareholders, which would further dilute their ownership interests and may depress the market price of its shares. Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination. The announcement of the proposed Business Combination could disrupt Rezolve’s relationships with its suppliers, finances and others, as well as its business generally. The SPAC’s warrants are being accounted for as derivative liabilities and are recorded at fair value, with changes in fair value each period reported in earnings, which may have an adverse effect on the market price of the SPAC’s ordinary shares or may make it more difficult for the SPAC to consummate an initial business combination. Changes in accounting guidance regarding the treatment of redeemable shares as "temporary equity" may result in the SPAC and/or the combined company to switch listing from The Nasdaq Stock Market's Capital Market to the Global Market, which requires 100 more minimum shareholders than The Nasdaq Stock Market's Capital Market. Following the consummation of the Business Combination, the combined company will incur significant increased expenses and administrative burdens as a public company, which could negatively impact its business, financial condition and results of operations. Rezolve's management team has limited experience in operating a public company.